Goldman Sachs Trust

Goldman Sachs Fixed Income Funds

Goldman Sachs Adjustable Rate Government Fund

Goldman Sachs Enhanced Income Fund
Goldman Sachs Short Duration Government Fund
Goldman Sachs Short Duration Tax-Free Fund
Goldman Sachs Core Fixed Income Fund

Class A, B and C Shares

Institutional Shares
Service Shares

Supplement dated May 28, 2002 to

Prospectuses dated March 1, 2002

1. Effective July 1, 2002, the name of the Goldman Sachs Adjustable Rate Government Fund is being changed to Goldman Sachs Ultra-Short Duration Government Fund (the “Fund”).

This change does not affect the Fund’s investment objective of seeking to provide a high level of current income, consistent with low volatility of principal. The “Fund Facts” section on page 4, 4 and 3, respectively, of the Prospectuses for Retail (Class A, B and C) Shares, Institutional Shares, and Service Shares also remains unchanged, except for “Credit Quality,” which is replaced with the following:

Credit Quality: U.S. Government Securities and repurchase agreements collateralized by such securities; non-U.S. Government Securities rated AAA or Aaa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality.

The “Principal Investment Strategies” section on page 4, 4 and 3, respectively, of the Prospectuses for Retail, Institutional, and Service Shares is replaced with the following:

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in U.S. Government Securities, including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans (“Mortgage-Backed Securities”), and in repurchase agreements collateralized by U.S. Government Securities. The remainder of the Fund’s Net Assets (up to 20%) may be invested in non-government securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

The chart on page 18 of each Prospectus is modified to reflect that, subject to the 20% limitation mentioned above, the Fund’s investments in non-government securities may include investments in asset-backed securities, bank obligations, corporate debt obligations, and trust preferred securities, privately issued Mortgage-Backed Securities and taxable and tax-exempt municipal securities.

2. In the Institutional Prospectus, under “Shareholder Guide — How to Buy Shares — What Is My Minimum Investment in the Funds” the information for the Enhanced Income, Adjustable Rate Government*, Short Duration Government,

Short Duration Tax-Free and Core Fixed Income Funds is hereby revised to reflect new minimum investment requirements effective as of April 19, 2002:

Fund	Type of Investor	Minimum Investment

Enhanced Income Adjustable Rate Government* Short Duration Government Short Duration Tax-Free Core Fixed Income Government Income Municipal Income Global Income High Yield Municipal High Yield	■ Individual investors ■ Qualified non-profit organizations, charitable trusts, foundations and endowments ■ Accounts over which GSAM or its advisory affiliates have investment discretion	$10,000,000

Enhanced Income Adjustable Rate Government* Short Duration Government Short Duration Tax-Free Core Fixed Income Government Income Municipal Income Global Income High Yield Municipal High Yield	■ Banks, trust companies or other depository institutions investing for their own account or on behalf of their clients
■  Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension or other employee benefit plans that are sponsored by one or more employers (including governmental or church employees) or employee organizations
■  State, country, city or any instrumentality, department, authority or agency thereof
■  Corporations with at least $100 million in assets or in outstanding publicly traded securities
■  “Wrap” accounts sponsors (provided they have an agreement covering the arrangement with GSAM)
	■ Registered investment advisers investing for accounts for which they receive asset-based fees	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates

*	to be renamed Goldman Sachs Ultra-Short Duration Government Fund effective July 1, 2002.

FIADJSTCK 5-02

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